UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2022

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

 __________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the: (i) BCP Asset Purchase Agreement (as defined), and (ii) Share Purchase Agreement (as defined), future financial and operating results and any other statements about Onfolio Holdings Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; difficulties in integration or a failure to attain anticipated operating results or synergies, each of which could affect the accretiveness of the acquisitions, and the other factors described in Onfolio Holdings Inc.’s public filings filed with the Securities and Exchange Commission. Onfolio Holdings Inc. undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. You are further advised to review the Risk Factors set forth in Onfolio Holdings Inc.’s Registration Statement on Form S-1, which further detail and supplement the factors described in this paragraph.

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Item 1.01. Entry into a Material Definitive Agreement.

BCP MEDIA, Inc. Transaction

Asset Sale and Purchase Agreement - BCP MEDIA, Inc.

On October 13, 2022, Onfolio Holdings Inc. (the “Company”) and Onfolio, LLC, the Company’s wholly owned subsidiary, entered into an Asset Sale and Purchase Agreement (“BCP Asset Purchase Agreement”) with BCP Media, Inc., a Florida corporation (“BCP Media”), and Caitlin Pyle and Cody Lister, principals of BCP Media. The transaction closed on October 14, 2022.

Pursuant to the BCP Asset Purchase Agreement, the Company purchased from BCP Media, substantially all the Proofreading Business (defined below) assets of BCP Media and assigned the acquired assets to Onfolio LLC, which, pursuant to the Asset Purchase Agreement and certain ancillary agreements, will operate the business of online proofreading training (the “Proofreading Business”) via the following websites: ProofreadAnywhere.com, WorkAtHomeSchool.com, and WorkYourWay2020.com.

Pursuant to the BCP Asset Purchase Agreement, and subject to the terms and conditions contained therein, BCP Media sold to the Company the purchased assets, all as more fully described in the BCP Asset Purchase Agreement. The purchase price was paid as follows: Four Million Four Hundred Ninety Nine Thousand US Dollars ($4,499,000.00) plus a warrant to purchase up to 20,000 shares of the Company’s common stock at the price of $4.75 per share (the “Warrant”), with Two Million One Hundred Thousand US Dollars ($2,100,000.00) paid in cash at the closing and Two Million Three Hundred Ninety Nine Thousand US Dollars ($2,399,000.00) paid via a promissory note (the “BCP Note”).

The BCP Note was made by Onfolio, LLC to BCP Media. The BCP Note has the principal sum of Two Million Three Hundred Ninety-Nine Thousand and 00/100 US Dollars ($2,399,000.00) (the “Loan Amount”) and it matures on the one year anniversary from the date of the BCP Note (the “Maturity Date”). Interest on the outstanding principal balance of, and all other sums owing under the Loan Amount, is three percent (3%) (the “Interest Rate”), compounded annually. Upon the occurrence of an Event of Default (as defined in the the BCP Note), the Interest Rate automatically increases to the rate of eight percent (8%) per annum, compounded annually. The Loan Amount is payable as follows: (i) commencing on the date that is thirty (30) days from the date of the BCP Note, and continuing monthly on such same day thereafter, Onfolio, LLC shall make an interest only payment to BCP Media equal to Five Thousand Nine Hundred Ninety-Seven and 50/100 Dollars ($5,997.50) per month; and (ii) the entire Loan Amount, together with all accrued but unpaid interest thereon, shall be due and payable by Onfolio, LLC to BCP Media on the Maturity Date.

As security for the due performance and payment of Onfolio, LLC’s obligations under the BCP Note, Onfolio, LLC entered into a Security Agreement with BCP Media (the “Security Agreement”), pursuant to which Onfolio, LLC granted BCP Media a first priority security interest in all of the property owned by Onfolio, LLC. The entire Loan Amount shall be guaranteed by a Guaranty by the Company in favor of BCP Media, (the “Guaranty”), pursuant to which the Company shall guaranty full and complete payment and performance, when due, of the Loan Amount and any and all other amounts due under the BCP Note.

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The BCP Asset Purchase Agreement, BCP Note, Security Agreement, Guaranty and Warrant includes customary representations, warranties and covenants by the parties.

The foregoing summary of the BCP Asset Purchase Agreement, BCP Note, Security Agreement, Guaranty and Warrant are qualified in their entirety by reference to the full text of the BCP Asset Purchase Agreement (which includes as exhibits the form of each of the BCP Note, Security Agreement, Guaranty) and Warrant, respectively, and a copy of each of the BCP Asset Purchase Agreement and Warrant are attached hereto as Exhibit 2.1, and Exhibit 4.1, respectively.

Seobutler.com Transaction

Share Purchase Agreement - i2W Ltd

As previously reported, on October 6, 2022, the Company entered into a Share Purchase Agreement (“Share Purchase Agreement”) with i2W Ltd, a company incorporated and registered in England and Wales (“Seller”), and Jonathan Kiekbusch, Ezekiel Daldy, and Lyndsay Kiekbusch, shareholders of the Seller (collectively, the “Guarantors”), for the purchase of all of the issued share capital (“Sale Shares”) of SEO Butler Limited, a company incorporated and registered in England and Wales (“SEO Butler”). Seller is the owner of the legal and beneficial title to the Sale Shares of SEO Butler, which operates as a productised service business operated via the seobutler.com website and the custom build order management system on orders.seobutler.com and under the SEOButler and PBNButler names. The Guarantors have agreed to guarantee to the Company the due and punctual performance, observance and discharge by the Seller of all the Guaranteed Obligations (as defined in the Share Purchase Agreement) if and when they become performable or due under the Share Purchase Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

BCP MEDIA, Inc. Transaction

The information contained in Item 1.01 herein is incorporated into this Item 2.01 by reference.

Seobutler.com Transaction

The information contained in Item 1.01 herein is incorporated into this Item 2.01 by reference.

The Share Purchase Agreement closed on October 13, 2022. Pursuant to the Share Purchase Agreement, and on the terms and subject to the conditions contained therein, at the closing, the Company purchased the Sale Shares from the Seller, all as more fully described in the Share Purchase Agreement. The aggregate purchase price the Company paid for the Sale Shares is Nine Hundred and Fifty Thousand and 00/100 US Dollars ($950,000.00).

A copy of the Share Purchase Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

BCP MEDIA, Inc. Transaction

The information contained in Item 1.01 herein is incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

BCP MEDIA, Inc. Transaction

The information contained in Item 1.01 herein is incorporated into this Item 2.01 by reference.

Item 7.01 Regulation FD.

BCP MEDIA, Inc. Transaction

On October 17, 2022, the Company issued a press release announcing its entry into and closing of the BCP Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Seobutler.com Transaction

On October 17, 2022, the Company issued a press release announcing its closing of the Share Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

BCP MEDIA, Inc. Transaction

To be filed by amendment not later than 71 days after the last date on which this Form 8-K was required to be filed for this transaction.

Seobutler.com Transaction

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To be filed by amendment not later than 71 days after the last date on which this Form 8-K was required to be filed for this transaction.

(b) Pro forma financial information.

BCP MEDIA, Inc. Transaction

To be filed by amendment not later than 71 days after the last date on which this Form 8-K was required to be filed for this transaction.

Seobutler.com Transaction

To be filed by amendment not later than 71 days after the last date on which this Form 8-K was required to be filed for this transaction.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Sale and Purchase Agreement - BCP MEDIA, Inc.
2.2	Share Purchase Agreement - i2W Ltd (incorporated by reference to the Company’s Form 8-K filed on October 7, 2022)
4.1	Warrant - BCP MEDIA, Inc.
99.1	Press release dated October 17, 2022 - BCP Asset Purchase Agreement
99.2	Press release dated October 17, 2022 - - Seobutler.com
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Date: October 19, 2022	By:	/s/ Dominic Wells
Dominic Wells,
Chief Executive Officer

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